                                                                 EXHIBIT (B)


     THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JULY 12, 1996, IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL OR INTEREST THEREOF SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.



                                 PROMISSORY NOTE
                                 ---------------



$342,683.00                                         8% interest after first year



     FOR VALUE RECEIVED, the undersigned, AUSTRO MOLD, INC., hereby promises to pay to MAGNETIC TECHNOLOGIES CORPORATION, or order the sum of Three Hundred Forty-two thousand six hundred eighty-three dollars and no cents ($342,683.00) as follows. No interest will accrue on this Note from the date hereof through July 15, 1997 and no payments will be due on this Note until August 15, 1997. Commencing on July 15, 1997, interest will accrue on this Note at the rate of eight percent (8%) per annum. Commencing on August 15, 1997 and continuing through July 15, 2001, the undersigned will discharge this Note in the form of forty-eight (48) equal consecutive monthly installments of principal and interest payable on the first day of each month. All payments on this Note shall be made in lawful funds of the United States.

     The undersigned shall have the right to prepay this Note at any time, and from time to time, provided that payment is concurrently made for all accrued interest hereon.

     This Note shall not be subordinated to the claims of any unsecured creditor of the undersigned. In the event that the undersigned shall fail to make any payment hereunder within five (5) days of the due date, the Holder hereof shall have the right to declare the entire amount of this Note and all accrued interest hereon immediately due and payable. This Note is secured by a Security Agreement of even date herewith, and all of the terms thereof are incorporated by reference herein, including provisions concerning the right of the Holder hereof to declare this Note in default and to accelerate this Note for reasons other than nonpayment and the obligation of the undersigned to pay all reasonable attorneys' fees and expenses of collection incurred by the holder hereof in connection with its collection efforts in the event that any default occurs. The delay or omission by the Holder hereof in exercising any right or remedy hereunder will not operate as a waiver thereof or of any other right or remedy.

     IN WITNESS WHEREOF, the undersigned has executed this Note on and as of July 15, 1996.


                                                    AUSTRO MOLD, INC.


                                           By: /s/ Nathu R. Dandora
                                              -----------------------------
                                              Nathu R. Dandora,
                                                    Vice President

                                           Attest:

                                               /s/ Nathu R. Dandora
                                              -----------------------------



The undersigned, Nathu R. Dandora, hereby guarantees to Magnetic Technologies Corporation, after it completes its collection attempts against Austro Mold, Inc., the collection of the above Note.
                                              /s/ Nathu R. Dandora
Dated:  July 15, 1996                        -----------------------------
                                             Nathu R. Dandora

     THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JULY 12, 1996, IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL OR INTEREST THEREOF SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT.



                               SECURITY AGREEMENT
                               ------------------



     THIS AGREEMENT made by and between AUSTRO MOLD, INC., a New York corporation having offices at 3 Rutter Street, Rochester, New York 14606 (herein referred to as the "Obligor") and MAGNETIC TECHNOLOGIES CORPORATION, a Delaware corporation having offices at 770 Linden Avenue, Rochester, New York 14625 (herein referred to as the "Secured Party").

                              W I T N E S S E T H:

     In order to secure the payments to be made by the Obligor to the Secured party under a Note of even date herewith (herein referred to as the "Note"), the parties hereto hereby agree as follows:

     The Obligor hereby grants and conveys to the Secured party a security interest in all of the Obligor's assets, including accounts receivable, inventory (including raw materials, work in process and finished goods), machinery, equipment, furniture, computer software and all other tangible and intangible assets, together with all increases, substitutions, replacements, additions, accessions thereto and all proceeds thereof (herein collectively referred to as the "Collateral"), subordinate, however, to any and all security interests in the Collateral held at any time (now or in the future) by the Obligor's banking institutions to secure indebtedness not to exceed $1,750,000 in the aggregate. The security interest hereby granted by the Obligor to the Secured Party is and shall be pursuant to, and include, all of the following terms and conditions of this Agreement.

                        I. PROTECTION OF THE COLLATERAL

     The Obligor warrants and covenants as follows:

     1.1 DEFEND TITLE. To defend title to the collateral against all parties and against all claims and demands whatsoever.

     1.2 ASSURANCE OF TITLE. On demand of the Secured Party to do the following: furnish further assurances of title in the Collateral; execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the Collateral, including UCC-1 financing statements; and pay all the costs of filing in connection therewith.

     1.3 OWNERSHIP. To retain ownership and possession of the Collateral as long as the Note remains outstanding and during the existence of this Agreement and not to make any bulk sale of the Collateral without the written consent of the Secured Party.

     1.4 LOCATION. Not to remove the Collateral from the Obligor's premises in Rochester, New York, except in connection with sales and exchanges of the Collateral from time to time in the ordinary course of business, or if not in the ordinary course of business, with the written consent of the Secured Party.

     1.5 LIENS. To keep the collateral free and clear of all liens, charges, encumbrances and assessments except as may be held by banking institutions to secure indebtedness by the Obligor not to exceed the sum of $1,750,000 in the aggregate to secure indebtedness by the Secured Party; to make all payments when due on the Obligor's bank loans secured by the Collateral; and to notify the Secured Party immediately upon any default by the Obligor with respect to any such bank loan.

     1.6 TAXES. To pay, when due, all taxes, assessments and license fees relating to the Collateral.

     1.7 REPAIRS. To keep the Collateral, at the Obligor's expense, in good repair and condition.

     1.8 INSURANCE. To keep the Collateral insured with licensed insurers against loss by fire, theft or other casualties, to the extent adequate for the Obligor's type of business and to name the Secured Party as a loss payee on such insurance policies.

     1.9 INSPECTION. To permit the Secured Party to inspect the Collateral upon reasonable notice during normal business hours.

     1.10 LEASE TERMS. To comply with all of the lease or sublease terms with respect to the Obligor's premises where the Collateral is located.

                     2. ENFORCEMENT OF THE SECURITY INTEREST

     2.1 ASSIGNMENT. The Secured Party may assign its rights hereunder to a bank or to any other party, in which event all of the rights and remedies of the Secured Party shall inure to the benefit of the Secured Party's assignee.

     2.2 DEFAULT. Any of the following conditions shall constitute an event of default under this Agreement:

          2.2.1 Nonpayment by the Obligor of any payments due under the Note within the time periods provided for in the Note, whether by acceleration or otherwise, or any other event of default specified in the Note;

          2.2.2 The failure of the Obligor to observe or perform any of the terms, covenants and conditions of this Agreement, unless such failure is cured within fifteen (15) days after the Obligor's receipt of written notice of such failure from the Secured Party;

          2.2.3 Any event of default by the Obligor under its bank lending arrangements, including the failure to make any bank loan payment when due;

          2.2.4 In the event that Nathu R. Dandora becomes no longer an officer and owner of a majority of the outstanding voting shares of stock of the Obligor;

          2.2.5 The entry of a judgment in excess of $10,000 or the filing of a tax lien against the Obligor, either of which is not satisfied within thirty (30) days; or the commencement of bankruptcy proceedings or an assignment for the benefit of creditors by or against the Obligor; or the dissolution, merger or liquidation of the Obligor; or the bulk sale of substantially all of the Obligor's assets; or the insolvency of the Obligor, in the form of a negative net worth; or the discontinuance of the Obligor's business; or the appointment of a trustee or receiver with respect to the Obligor's business or the Collateral.

     2.3 REMEDIES ON DEFAULT. Upon any event of default hereunder and at the option of the Secured party, the Secured Party shall have all such rights and remedies as are granted under law and under the Note, including without limitation the following:

          2.3.1 Acceleration of the Note;

          2.3.2 All of the rights, remedies and privileges with respect to the repossession, retention and sale of the Collateral and disposition of the proceeds as are accorded by the applicable provisions of the Uniform Commercial Code respecting "Default" in the State of New York, including without limitation the rights to enter the premises where the Collateral is located, to assemble the Collateral and to enforce, sue upon, settle, discount and compromise payment of any account receivable, subordinate however to superior rights to the Collateral held by the Obligor's bank;

          2.3.3 The right to receive payment from the Obligor of all reasonable attorneys' fees incurred by the Secured Party in enforcing and collecting the indebtedness represented by the Note and in enforcing the Secured Party's rights in the Collateral.

All of the rights and remedies of the Secured Party are cumulative, and no remedy is intended to be an exclusive remedy.

     2.4 NONWAIVER. The waiver or acquiescence in any default by the Obligor, or the failure of the Secured party to insist upon strict performance by the Obligor of any warranties or covenants contained in this Agreement, shall not constitute a waiver of any subsequent or other default or failure.

                                   3. GENERAL

     3.1 NOTICES. Notices to either party hereto shall be in writing and mailed, postage prepaid and return receipt requested, to that party's address(es) as set forth at the beginning of this Agreement or to any address subsequently established in like manner by any party hereto.

     3.2 INTERPRETATION. This Agreement contains the entire agreement with respect to the granting of a security interest in the Collateral to the Secured Party and may be modified only by a subsequent written instrument executed by both parties hereto.

     3.3 HEADINGS. The headings of this Agreement are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement nor the intent of any provision hereof.

     IN WITNESS WHEREOF, this Agreement has been executed in several counterparts by the Obligor and the Secured Party on July 15, 1996.


                               THE OBLIGOR:
                               AUSTRO MOLD, INC.


                               By: /s/ Nathu R. Dandora
                                  -----------------------------------
                                    Nathu R. Dandora, Vice President

                               THE SECURED PARTY:
                               MAGNETIC TECHNOLOGIES CORPORATION


                               By: /s/ Gordon H. McNeil, President
                                  -----------------------------------
                                        Gordon H. McNeil, President

                             SUBORDINATION AGREEMENT
                             -----------------------

     THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is made effective as of the 12th day of July, 1996, by and among MAGNETIC TECHNOLOGIES CORPORATION ("CREDITOR"), AUSTRO MOLD, INC. ("BORROWER") and PNC BANK, NATIONAL ASSOCIATION ("BANK").

                                   BACKGROUND
                                   ----------

     A. Borrower is or may become indebted to Creditor, Creditor is interested in the welfare of Borrower and will benefit if Bank extends or maintains credit to Borrower.

     B. Borrower has requested that Bank extend and maintain credit to Borrower. Bank is willing to do so provided this Agreement is executed.

     NOW, THEREFORE, the parties hereto, as an inducement for Bank to extend and maintain credit to Borrower, and with the understanding that Bank is relying upon the provisions of this Agreement and intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. The following words and phrases as used in capitalized form in this Agreement, whether in singular or plural, shall have the meanings indicated:

          (A) "ADDITIONAL SUBORDINATED DEBT" shall mean Subordinated Debt other than Scheduled Subordinated Debt.

          (B) "SCHEDULED SUBORDINATED DEBT" shall mean: (a) the principal of, premium, if any, and all interest on the Subordinated Note and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, (b) all other sums payable under the Subordinated Debt Loan Documents, and (c) all increases of principal thereof (subject to the consents required herein) and all extensions, amendments, replacements and renewals thereof.

          (C) "SENIOR DEBT" shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of or by Borrower to Bank, including without limitation, the obligations of Borrower with respect to that certain Five Hundred Thousand Dollar ($500,000.00) line of credit from Bank to Borrower and that certain term loan in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) from Bank to Borrower and all other sums payable under that certain Loan Agreement between Borrower and Bank dated July 12, 1996, as it may be amended, modified or supplemented and all Loan Documents as defined therein, and all increases, decreases, extensions, amendments, replacements and renewals of any of such liabilities and obligations. Without limiting the foregoing, Bank shall have the option to make advances and provide financing in the future to Borrower or to a receiver, trustee or other fiduciary appointed by a court in any insolvency or court proceeding for Borrower or to Borrower as a debtor-in-possession. Creditor consents to the financing of Borrower or such fiduciary or debtor-inpossession after any such insolvency or court proceeding and agrees that such financing shall be included within the Senior Debt and the subordination and other restrictions and provisions of this Agreement shall be applicable thereto. Notwithstanding the foregoing, for purposes of this Agreement, the amount of the Senior Debt shall not exceed One Million Seven Hundred Fifty

Thousand Dollars ($1,750,000.00) of principal plus all accrued and unpaid interest owing thereon to Bank and all other costs, fees and expenses, including, without limitation, attorney's fees, owing by Borrower to Bank under any instruments or agreements executed in connection with any Senior Debt.

                  (D) "SUBORDINATED DEBT" shall mean all liabilities and obligations of any nature, whether primary, secondary, absolute, contingent, sole, joint, several or joint and several, and all interest thereon and all fees, costs and expenses (including attorney's fees and legal expenses) related thereto, now or at any time or times hereafter existing, contracted or incurred, of Borrower to Creditor, including without limitation, the Scheduled Subordinated Debt.

                  (E) "SUBORDINATED DEBT LOAN DOCUMENTS" shall mean the Subordinated Note and all other documents attached hereto as EXHIBIT "A".

                  (F) "SUBORDINATED NOTE" shall mean that certain note, a copy of which is attached hereto as EXHIBIT "B".

         2. SUBORDINATION.

                  (A) Creditor subordinates all Subordinated Debt and all claims and demands arising therefrom to all the Senior Debt. Creditor agrees that all of the Senior Debt shall be paid before Creditor shall be paid anything (of any kind or character) on account of the principal of or interest on any Subordinated Debt or any other sums payable in connection therewith. Until all of the Senior Debt is paid, performed and complied with in full and this Agreement is terminated, Borrower will not make, and Creditor will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt without the prior written consent of Bank. The Senior Debt shall not be deemed to have been paid, performed or complied with in full unless the Bank has unconditionally and irrevocably received payment of the Senior Debt and this Agreement has been terminated.

                  (B) Notwithstanding the foregoing, commencing after the one year anniversary of the date hereof, Borrower may make the regularly scheduled, non-accelerated payments of non-default principal and interest on the Scheduled Subordinated Debt in accordance with the terms of the Subordinated Note, provided that, (a) no event of default, or event which, with the giving of notice, passage of time or both, would constitute an event of default with respect to the Senior Debt or any documents executed in connection therewith, has occurred; and (b) such payment would not result in such an event of default.

                  (C) Creditor hereby subordinates all of its right, title, lien, security interest and remedies in all Scheduled Subordinated Debt Collateral (as defined in SECTION 7(C)), and all products and proceeds thereof and all guaranties of any of the Subordinated Debt to Bank and Bank's right, title, lien, security interest and remedies therein. Creditor agrees that all rights, liens, security interests and remedies in the Scheduled Subordinated Debt Collateral granted to Bank and all rights of Bank against any guarantors of the Subordinated Debt shall have priority over all rights, liens, security interests and remedies granted to Creditor therein and all rights of Creditor against any such guarantor, regardless of the time or order of attachment; the time, order or manner of perfection; or the time or order of filing of any mortgage, assignment, security agreement, financing statement or other document.

                  (D) The right of Bank to enforce the subordination provisions and any other provisions hereof shall not in any way be prejudiced or impaired by any act or failure to act on the part of Bank, Borrower or Creditor, or by any noncompliance by Borrower or the Creditor with the terms, provisions and covenants of this Agreement.

         3. IN FURTHERANCE OF SUBORDINATION.

                  (A) Upon any distribution of any of the assets of Borrower, any guarantor of any of the Subordinated Debt or any collateral securing the Subordinated Debt, upon or in connection with any dissolution, winding up, liquidation, arrangement or reorganization of Borrower, any guarantor of any of the Subordinated Debt or any other person or entity, or upon any assignment for the benefit of creditors or any other marshalling of the assets and/or liabilities of Borrower or any guarantor of any of the Subordinated Debt or otherwise, any payment, dividend or distribution of any kind (whether in cash, securities or other property) which would otherwise be payable or deliverable with respect to the Subordinated Debt, shall be paid or delivered directly to Bank for application (in the case of cash) to or as collateral (in the case of securities or other property) for the Senior Debt.

                  (B) In the event that (i) the total amount of all cash payments actually received by Bank related to the Subordinated Debt exceeds all of the Senior Debt; (ii) Bank has no further agreement or understanding with Borrower pursuant to which Bank may extend credit to Borrower; and (iii) any such cash payment received by Bank may no longer be set aside as preferential under any federal or state bankruptcy law, then Bank shall reassign to Creditor, without recourse or representation, the remaining balance due under the Subordinated Debt and all collateral and guaranties securing the Subordinated Debt, or make such other disposition thereof as may be required by applicable law or court order.

         4. LIMITATIONS ON CREDITOR'S RIGHTS. Without the prior written consent of Bank, Creditor agrees that it will not, until all Senior Debt is paid in full and Bank has no agreement or commitment to provide any credit facility or accommodation to Borrower, except for the Permitted Actions, as hereafter defined: (a) demand or accelerate any of the Subordinated Debt, (b) institute any court proceedings against Borrower or any guarantor of any of the Subordinated Debt to collect any Subordinated Debt, (c) enter judgment by confession or exercise any other right or remedy against Borrower, Borrower's assets, any guarantor of any of the Subordinated Debt or any of such guarantor's assets, or any right or remedy against any of the Scheduled Subordinated Debt Collateral, (d) amend or modify, alter, increase or extend the terms of any of the Subordinated Debt, or (e) amend or modify any of the Subordinated Debt Loan Documents. For purposes of the foregoing, the following shall constitute Permitted Actions:

                  (a) accelerate payment of all sums then due under the Subordinated Note and/or enter judgment against Borrower for the sums then due under the Subordinated Note if and only if (i) Creditor is in compliance with all other terms and conditions of this Agreement, (ii) an Event of Default has occurred under the Subordinated Note or any of the other Subordinated Debt Loan Documents; and (iii) Creditor has delivered to Bank written notice of the occurrence of any Event of Default under the Subordinated Note or any of the other Subordinated Debt Loan Documents and Bank has failed to cure such Event of Default (or event or circumstance giving rise thereto) within twenty (20) calendar days of receipt by Bank of such notice; and/or

                  (b) enforcement of Creditor's rights against Nathu Ram Dandora under the guaranty included in the Subordinated Note if and only if (i) Creditor is in compliance with all other terms and conditions of this Agreement, (ii) an Event of Default has occurred under the Subordinated Note or any of the other Subordinate Debt Loan Documents; and (iii) Creditor has delivered to Bank written notice of the occurrence of any such Event of Default under the Subordinated Note or any of the other Subordinated Debt Loan Documents and Bank has failed to cure such Event of Default (or event or circumstances giving rise thereto) within ninety (90) days of receipt by Bank of such notice.

     Creditor acknowledges and agrees that (i) Bank has no obligation or commitment of any kind to cure any Event of Default under the Subordinated Note or Subordinated Debt Loan Documents, (ii) Creditor may take the Permitted Actions only if the foregoing conditions have been satisfied, and (iii) except for the Permitted Actions taken by Creditor upon compliance with the foregoing conditions, Creditor may not take any other action against Borrower, Nathu Ram Dandora, the Subordinated Debt Collateral or any other assets of Borrower, and without limiting the foregoing, may not seek to enforce, levy or execute on, foreclose or otherwise enforce any judgment Creditor obtains pursuant to a Permitted Action against Borrower or any assets of Borrower.

         5. PAYMENTS HELD IN TRUST. In the event that Creditor receives any dividend, distribution or payment referred to in SECTION 3, or receives any payment (of any kind or character) of any Subordinated Debt or security therefor in violation of this Agreement, Creditor will (a) not credit such payments against the Subordinated Debt, (b) notify Bank immediately thereof, and (c) receive the same in trust for Bank and will immediately pay and deliver the same to Bank in precisely the form received, except for any requisite endorsement or assignment, which Creditor will make and authorizes Bank or any of its officers or employees to make in the event that Creditor does not make the same. Bank will apply any such moneys so received by it in reduction of the Senior Debt and will hold any property other than money so received by it as collateral security therefor. In the event Creditor shall obtain any lien, judgment or decree against Borrower, Creditor will immediately assign the same to Bank, or mark the same to Bank's use. If Creditor fails to make any endorsement or assignment required hereunder, Bank is hereby appointed attorney for Creditor with full power of substitution to make any such endorsement or assignment. Such power of attorney being coupled with an interest is irrevocable.

         6. BANK'S RIGHTS. Without notice to Creditor and without affecting or releasing any obligation or agreement of Creditor under this Agreement or the subordination provided herein, Bank may at any time or times do any of the following with respect to any of the Senior Debt: (a) amend, modify, alter or waive any of the terms thereof or any of the documents executed in connection therewith, (b) renew or extend the time for payment of all or any part thereof,
(c) increase (subject to the principal limitation contained in SECTION 1(C) above) or decrease the amount thereof, (d) accept collateral security or guaranties therefor and sell, exchange, fail to perfect, release or otherwise deal with all or any part of any such collateral or guaranties, (e) release any party primarily or secondarily obligated thereon, (f) grant indulgences and take or refrain from taking any action with regard to the collection or enforcement thereof, and (g) take any action which might otherwise constitute a defense to or a discharge of Borrower or any guarantor. Nothing contained in this Agreement shall impair any right of Bank with respect to any of the Senior Debt or any collateral security or guaranties therefor or the proceeds thereof.

         7. REPRESENTATIONS.  Creditor represents to Bank that:

                  (A) The Scheduled Subordinated Debt constitutes all of the now existing liabilities of any nature whatsoever of Borrower to Creditor and/or Creditor and others. There is no event of default or event which with the giving of notice, passage of time or both would constitute an event of default existing under the Scheduled Subordinated Debt.

                  (B) Creditor is the owner and holder of the Subordinated Note, which has not been transferred or encumbered. The copy of the Subordinated Note attached hereto is a true and complete copy of such note, which has not been amended or modified.

                  (C) The Scheduled Subordinated Debt is solely secured by a security interest in and against the assets of Borrower as described on EXHIBIT "A" attached hereto and by the guaranty of Nathu R. Dandora, all as evidenced by the documents described on EXHIBIT "A" attached hereto (the "SCHEDULED SUBORDINATED DEBT COLLATERAL"). The Subordinated Debt Loan Documents described on EXHIBIT "A" attached hereto are the only agreements, guaranties and other documents collateral to or securing the Scheduled Subordinated Debt, none of which has been amended or modified.

                  (D) The execution, delivery and performance by Creditor of this Agreement, the consummation of the transactions contemplated herein and the fulfillment and compliance with the respective terms, conditions and provisions contained herein: (i) have been duly authorized by all necessary corporate action of Creditor, and (ii) will not conflict with or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any applicable statute, law, rule, regulation or ordinance, or Creditor's Articles of Incorporation or By-Laws or any judgment, or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign by which Creditor is bound or affected.

                  (E) This Agreement has been duly executed and delivered by Creditor and constitutes the valid and binding obligation of Creditor, enforceable in accordance with its terms.

                  (F) No consent, approval or authorization of or designation, declaration or filing with any governmental authority is required in connection with the execution, delivery or performance by Creditor of this Agreement.

         8. COVENANTS.

                  (A) Creditor and Borrower agree that the only evidence of any Additional Subordinated Debt which Borrower will issue and Creditor will accept will be a note in the principal amount thereof made by Borrower and payable and delivered to Creditor; and that such a note will be executed and delivered immediately when such Additional Subordinated Debt is incurred. Creditor and Borrower acknowledge that Additional Subordinated Debt is permitted only with the prior written consent of Bank.

                  (B) Creditor and Borrower agree that Borrower will not give or permit to be given, and Creditor will not accept any security or guaranty for any Subordinated Debt without the prior written consent of Bank except the Scheduled Subordinated Debt Collateral which secures only the Scheduled Subordinated Debt.

                  (C) Creditor will give Bank immediate written notice of any event of default or any event of which Creditor has knowledge, which might, upon the passage of time or the giving of notice or both, constitute a default under the Subordinated Debt.

                  (D) Creditor will permit Bank to inspect and copy all books, records, instruments and documents evidencing or pertaining to the Subordinated Debt. Borrower consents to such inspection.

                  (E) In the event that Creditor at any time has any indebtedness or other obligations owing to Borrower for any reason, including without limitation any accounts receivable owing to Borrower and any sums owing under that certain Requirements Contract dated July 15, 1996 between Borrower and Creditor, Creditor will not offset the indebtedness or other obligations owing to Borrower against any of the Subordinated Debt.

         9. LIMITATION ON CONSENT TO PAYMENT OR GRANTING OF SECURITY. In the event that Bank consents in writing to the making of a payment on account of the Subordinated Debt or to the granting of collateral security or any guaranties for the Subordinated Debt, which payment or grant would otherwise be prohibited pursuant to SECTIONS 2 OR 8, such consent shall be deemed to be a consent to the payment or grant specifically referred to in such written consent and shall not be construed as a waiver of SECTIONS 2 OR 8 generally as to all future payments or grants. A consent by Bank to any request shall not be deemed to be a consent to future similar requests.

         10. SUBORDINATION LEGEND. Creditor and Borrower shall cause each instrument that at any time evidences or secures all or any portion of the Subordinated Debt, including, without limitation, the Subordinated Note and the other Subordinated Debt Loan Documents, to be conspicuously marked as follows:

                  "THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JULY 12, 1996 IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF THE PRINCIPAL OR INTEREST THEREOF SHALL BECOME DUE OR BE PAID EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT."

         11. NO ASSIGNMENT. Creditor agrees that any assignee or holder of the Subordinated Note shall be subject to the terms and conditions of this Subordination Agreement.

         12. TERMINATION. This Agreement will continue in full force and effect as long as any Senior Debt remains outstanding, and thereafter, even if there is no longer any Senior Debt remaining unpaid, so long as Bank has any agreement or understanding with Borrower pursuant to which Bank may extend credit to Borrower. To the extent any payment or payments of any Senior Debt or any Subordinated Debt received by Bank are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then this Agreement will be revived and continue in full force and effect. This Agreement may not be terminated except by an instrument in writing signed by the Bank.

         13. WAIVERS.

                  (A) Creditor hereby waives, to the extent permitted by applicable law, any right to notice from Bank prior to disposition of any assets of Borrower or any guarantor or any collateral securing any of the Senior Debt. To the extent Creditor is not permitted by applicable law to waive notice, Creditor agrees that five (5) days notice prior to any such disposition shall be reasonable. Creditor agrees not to interfere with any disposition of assets of Borrower or any Guarantor or any collateral securing any of the Senior Debt by or at the direction of Bank and waives, to the extent permitted by applicable law, the right to challenge any such disposition as not commercially reasonable.

                  (B) Creditor waives any right to require the Bank to marshall any assets of Borrower or any guarantor or to otherwise proceed in any fashion against Borrower, any guarantor or any other person.

                  (C) Creditor waives notice of any default by Borrower under the Senior Debt and all other notices of any kind, and waives protest of all notes and other instruments evidencing any of the Senior Debt.

                  (D) Creditor waives any right to reimbursement or indemnity in connection with any of the Senior Debt.

                  (E) Bank is irrevocably authorized to demand and receive specific performance of this Agreement by Creditor, even if Borrower has breached its agreements hereunder, at any time upon the breach by Creditor of its agreements hereunder. Creditor irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         14. RELEASES. Bank may release any one or more parties hereto, or the successors or assigns thereof, from any or all obligations hereunder, and such release, or any release by operation of law, shall not release any other party hereto from, nor in any way affect, any of the obligations of any other party under this Agreement, or affect the subordination of any of the Subordinated Debt to the Senior Debt.

         15. NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally against receipt or by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

                  To Creditor:   Magnetic Technologies Corporation
                                 770 Linden Avenue
                                 Rochester, NY 14625-2764
                                 Attention:  Gordon H. McNeil, President

                  To Borrower:   Austro Mold, Inc.
                                 3 Rutter Street
                                 Rochester, NY
                                 Attention:  Nathu R. Dandora, Vice President

                  To Bank:       PNC Bank, National Association
                                 100 South Broad Street
                                 Philadelphia, PA 19111
                                 Attention:  Frank M. Porrazza, Vice President

                  With copy to:  Lesser & Kaplin, P.C.
                                 640 Six Sentry Parkway
                                 Blue Bell, PA  19422
                                 Attention:  Katherine F. Bastian, Esquire

         16. SUBMISSION TO JURISDICTION. Borrower and Creditor hereby consent to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agree that, subject to the Bank's election, all actions or proceedings relating to this Agreement or the transactions contemplated hereunder shall be litigated in such courts, and Borrower and Creditor waive any objection which they may have based on improper venue or FORUM NON CONVENIENS to the conduct of any proceeding in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by mail or messenger directed to them at the address set forth in SECTION 15. Nothing contained in this Section shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Borrower or Creditor or their property in the courts of any other jurisdiction.

         17. DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No single, partial or full exercise of any rights, remedies, powers and privileges by Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Borrower or Creditor shall operate as or be deemed to constitute a waiver of Bank's rights hereunder or affect the duties or obligations of Borrower or Creditor.

         18. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof individually. This Agreement may not be modified except in writing executed by the party against whom enforcement of such modification is sought. The rights granted to Bank hereby shall be in addition to any other rights of Bank under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of Bank shall be cumulative. The provisions of this Agreement shall operate only in favor of and only for the benefit of Bank, its successors and assigns, and not in favor of or for the benefit of Borrower, Creditor or any other person or entity.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         20. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

         21. SEVERABILITY. If any provision herein shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

         22. ENTIRE AGREEMENT. This instrument embodies the entire agreement of the parties hereto with respect to the subject matter hereof, and there are no courses of dealing, usages of trade, or other representations, promises, terms or conditions referring to such subject matter, and no inducements or representations leading to the execution hereof other than as mentioned herein.

         23. WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER, CREDITOR AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BORROWER, CREDITOR OR BANK WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, CREDITOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, CREDITOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER AND CREDITOR ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

/s/ GHM                  /s/ NRD                  /s/ FMP
----------               ------------             -----------
Creditor's               Borrower's               Bank's
Initials                 Initials                 Initials

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby, effective as of the day and year first above written.


                                        CREDITOR:
                                        ---------
                                        MAGNETIC TECHNOLOGIES CORPORATION



                                        By: /s/ Gordon H. McNeil, President
                                           --------------------------------
                                        Gordon H. McNeil, President




                                        BORROWER:
                                        ---------

                                        AUSTRO MOLD, INC.


                                        By: /s/ Nathu R. Dandora
                                           ------------------------------
                                        Nathu R. Dandora,
                                        Vice President and Secretary



                                        BANK:
                                        -----

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Frank M. Porrazza
                                           ------------------------------
                                        Frank M. Porrazza, Vice President

                              Sublease Agreement

                                   EXHIBIT A


1. Creditor's security interest shall apply to all assets of Borrower, including accounts, inventory, machinery, equipment and intangibles.

2.   The Subordinated Debt Loan Documents include:

     a. The Subordinated Note (with the guaranty of Nathu R. Dandora on the face thereof);

     b.   Security Agreement dated July 15, 1996 from Borrower to Creditor; and

     c. UCC-1 financing statements naming Creditor as Secured Party and Borrower as Debtor.